UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Adobe Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Commencing April 5, 2011, Adobe Systems Incorporated sent the following communication to certain stockholders.

April 5, 2011

Dear Stockholder:

We have previously sent to you proxy materials for the 2011 Annual Meeting of Stockholders of Adobe Systems Incorporated to be held on Thursday, April 21, 2011.  Your Board of Directors has unanimously recommended that stockholders return the enclosed proxy card voting FOR the election of all of the nominees under Proposal 1, FOR Proposals 2, 3, 4, 5 and 6 and FOR ONE YEAR with respect to Proposal 7.

As you may know, due to recent changes to the NYSE rules, your broker is no longer entitled to vote your shares on certain of those proposals, including the election of Directors, without your instructions.

Your vote is important, no matter how many or how few shares you may own.  Even if you have already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided to ensure that your votes are validly received prior to the Annual Meeting.

Thank you for your support.

Sincerely,

Karen Cottle

Senior Vice President, General Counsel & Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

345 PARK AVENUE SAN JOSE, CA 95110-2704

YOU CAN VOTE OVER THE INTERNET OR BY TELEPHONE
QUICK * EASY * IMMEDIATE * AVAILABLE
24 HOURS A DAY * 7 DAYS A WEEK

Adobe Systems Incorporated encourages you to take advantage of convenient ways to vote. If voting by proxy, you may vote over the Internet, by telephone or by mail. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card. To vote over the Internet, by telephone, or by mail, please read the accompanying proxy statement and then follow these easy steps:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 20, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 20, 2011. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Adobe Systems Incorporated in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Adobe Systems Incorporated, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M30883-P06774	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ADOBE SYSTEMS INCORPORATED

Vote on Directors

The Board of Directors recommends a vote FOR all nominees.

1.	Election of the four (4) Class II Directors proposed in the accompanying Proxy Statement to serve for a two-year term.	For	Against	Abstain	For	Against	Abstain

1a. 1b. 1c.	Robert K. Burgess Daniel Rosensweig Robert Sedgewick	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐	4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 2, 2011.	☐	☐	☐
1d.	John E. Warnock	☐	☐	☐	5.	Approval of the Certificate of Amendment to the Restated Certificate of Incorporation to eliminate our classified Board structure.	☐	☐	☐

Vote on Proposals	6.	Advisory vote to approve the resolution on the compensation of the named executive officers.	☐	☐	☐
The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6:	For	Against	Abstain	The Board of Directors recommends a vote for ONE YEAR on the following proposal:	1 Year	2 Years	3 Years	Abstain

2.	Approval of the amendment of the 1997 Employee Stock Purchase Plan to increase the share reserve by 17 million shares.	☐	☐	☐	7.	Advisory vote on the frequency of future advisory votes to approve a resolution on the compensation of the named executive officers.	☐	☐	☐	☐

3.	Approval of the adoption of the 2011 Executive Cash Performance Bonus Plan.	☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Letter to Stockholders, Notice and Proxy Statement, and Annual Report on Form 10-K are available at
www.proxyvote.com.

M30884-P06774

ADOBE SYSTEMS INCORPORATED

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints John E. Warnock and Shantanu Narayen, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Adobe Systems Incorporated (the “Company”)which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Company’s headquarters, 321 Park Avenue, East Tower, San Jose, California 95110-2704 on Thursday, April 21, 2011 at 9:00 a.m. local time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR Proposals 2, 3, 4, 5 and 6 and for ONE YEAR with respect to Proposal 7. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY

USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)